Exhibit 99.2

Corporate Overview March 2021 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Safe Harbor Statement To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our clinical development plans for ganaxolone; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data, including the expected release of topline data from our Phase 3 trial in status epilepticus (SE) in 1H 2022; and from our Phase 2 tuberous sclerosis complex (TSC) trial in Q3 2021; our plans to begin enrollment in Phase 3 TSC trial in Q4 2021; our plans for clinical development in established status epilepticus (ESE); the potential safety and efficacy and therapeutical potential of ganaxolone; timing and expectation regarding submissions of regulatory applications, including our expectation to submit an NDA for ganaxolone in CDD in mid 2021 and an MAA by the end of Q3 2021; expectations regarding commercial launch of ganaxolone in CDD in 1H 2022; expectations regarding our agreement with BARDA; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; interpretation of results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or other regulatory agencies may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain and maintain patent protection for our product candidates; the impact of third party patents; delays, interruptions or failures in the manufacture and supply of our product candidate; our ability to raise additional capital; the effect of the COVID-19 pandemic on our business, the medical community and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see filings Marinus has made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. 2 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Ganaxolone (GNX) Targets Synaptic & Extrasynaptic GABAA Receptors allopregnanolone 3 ©2021 Marinus Pharmaceuticals. All Rights Reserved I GNX is a synthetic analog of a positive allosteric GABAA receptor modulator with a well-defined MOA designed to treat patients suffering from epilepsy Ganaxolone and neuropsychiatric disorders. GNX is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons Clinical focused on status epilepticus and rare genetic epilepsies that development have few or no treatment options Multiple dose IV and oral – to meet the needs of adult and pediatric patients in formulations acute and chronic care settings Extensive in more than 1,600 patients both pediatric and adult, at safety record therapeutically relevant dose levels for up to two years

Corporate Strategy Evaluation of IV and Oral Opportunities 4 ©2021 Marinus Pharmaceuticals. All Rights Reserved I • Expand clinical opportunities from refractory status epilepticus (RSE) to broader established status epilepticus (ESE) market • Initiate commercial plan • Create a global development strategy • Develop pharmacoeconomic, value proposition and outcomes assessment • Explore opportunities to improve bioavailability, PK profile & clinical outcomes • Engage in strategic collaborations on novel technologies & formulations • Evaluate new indications based on unmet need, and scientific rationale • CDKL5 deficiency disorder (CDD) commercialization strategy • Advance tuberous sclerosis complex (TSC) clinical development • Research scientifically based expansion opportunities • Global integrated commercialization strategy Leveraging GNX Molecule Maximizing Value for Orphan Epilepsies Building Upon Status Epilepticus (SE)

Ganaxolone Development Pipeline 5 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Orphan Epilepsy Franchise

CDKL5 Deficiency Disorder “CDKL5 is painful. It’s a hard, sad at times, thing that we face. When you have a relationship with people like Marinus and their researchers, you are able to help be a driving force behind that work. - Karen Utley, Mother to Samantha, President of International Foundation for CDKL5 Research

CDKL5 Deficiency Disorder (CDD)

Cause	• Mutation of the cyclin-dependent kinase-like 5 (*CDKL5*) gene, located on the X chromosome
Symptoms	• Early-onset, treatment refractory seizures, & severe neuro-developmental delay • Most can't walk, talk or care for themselves • Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders
Incidence	• 1:40,000 live births[1]; approx. 75-100 newborn in US and EU5 • Predominantly affects females • Genetic testing available • Orphan Disease
Treatments	• No disease-specific treatments are approved
Rationale	• Potential GABAergic dysfunction, achieved Primary endpoint in Marigold Phase 3 study

MARINUS PHARMACEUTICALS

[1]Symonds JD 2019 Brain

©2021 Marinus Pharmaceuticals. All Rights Reserved
8

Completed Global Phase 3 Trial Design

Marigold Study
CDKL5 Deficiency Disorder


Historical Control
8 weeks
Baseline
6 weeks
Titration
4 weeks
Maintenance
13 weeks
Titration
4 weeks
Open-Label Phase
Double-Blind Phase
Open-Label Phase

- **Trial Details**

  Evaluated the use of oral ganaxolone in children and young adults

  Global, double-blind, placebo-controlled, clinical trial enrolled 101 patients between the ages of 2 and 19 with a confirmed disease-related *CDKL5* gene variant

  Ages 2-19, ≥16 major motor seizures/month; up to 4 concomitant AEDs

- **Endpoints**

  Primary endpoint of the trial was percent change in 28-day major motor seizure frequency *

  Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

MARINUS PHARMACEUTICALS

* Major motor seizures were defined as bilateral tonic, generalized tonic-clonic, atonic/drop, bilateral clonic, or focal to bilateral tonic-clonic

©2021 Marinus Pharmaceuticals. All Rights Reserved I 9

Marigold Baseline Clinical Characteristics (n=101) Baseline seizure burden and AED history highlights unmet need 10 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Characteristic Placebo (n=51) Ganaxolone (n=50) Total Baseline Primary Seizure Frequency, per 28 days (median, min-mix) 50.0 0.7 – 1021.3 57.3 5.5 – 651.3 - Number of AED Medications Taken Prior (median) 7 7 7 Concomitant AED Medications, n (%) Valproate 16 (31.4) 18 (36.0) 34 (33.7) Levetiracetam 13 (25.5) 13 (26.0) 26 (25.7) Clobazam 13 (25.5) 12 (24.0) 25 (24.8) Vigabatrin 12 (23.5) 10 (20.0) 22 (21.8)

Ganaxolone Achieved Primary Efficacy Severity Endpoint in Seizure Reduction and Secondary Endpoint for Seizure 40 p = 0.002** 30 20 10 0 Ganaxolone Placebo *Hodges-Lehm an Estim ate of M edian Difference **W ilcoxon Rank-Sum Test 11 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Median Percent Reduction 28-day Frequency of Major Motor Seizures = 29.7%* 32.2% 4.0% Caregiver Global Impression of Change in Seizure Intensity / Duration (CGI-CSID)

Marigold Cumulative Response Curve 12 ©2021 Marinus Pharmaceuticals. All Rights Reserved I % of Patients

Consistent Efficacy Signal Across the Broader CDD Population ► Ganaxolone demonstrated a similar efficacy signal across multiple subgroups related to baseline demographics and seizure frequency Supports beneficial effect in the U.S. patient population • 50 40 30 20 10 0 -10 Female (n=79) Male (n=21) Gender 13 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Percent Reduction in Median Major Motor Seizure Frequency (per 28 days) Percent Reduction in Median Major Motor Seizure Frequency (per 28 days) Percent Reduction in Median Major Motor Seizure Frequency (per 28 days) Ganaxolone Placebo 31.8% 33.3% 10.2% -7.8%

Phase 3 Safety Summary Serious Treatment Emergent Adverse Events Treatment Emergent Adverse Events (TEAE) (n=50) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo 14 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Preferred Term Placebo (n=51) Ganaxolone Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0)

Ganaxolone’s Potential to Provide Durable Seizure Improvements in the Open Label Extension 70 Patients treated with ganaxolone for approximately 12 months experienced a median 52.7% reduction in major motor seizure frequency 60 50 40 Patients transitioning from placebo to ganaxolone demonstrated seizure frequency improvements 30 20 No new safety findings emerged in the OLE to date 10 4.0% 0 Primary Endpoint (17 wks) 1-2 3-4 5-6 7-8 Open-Label Ganaxolone 1. Müller A, et al. Eur. J. Paediatr. Neurol. 2016 Time in OLE (Months) 15 ©2021 Marinus Pharmaceuticals. All Rights Reserved I *Data as of September 1, 2020 Ganaxolone Placebo (DB) Ganaxolone (OLE) 52.7% n=17 Placebo (DB) 44.5% n=26 29.6% n=20 37.2% 33.3% n=36 35.0% n=24 32.2% n=39 22.6% n=34 12.7% n=3 8 • Seizures associated with CDD are often refractory to treatment with existing AEDs and improvements may be short-lived (<3 months)1 • Preliminary analysis* of the open-label extension (OLE) provides insights into the extended duration effects of ganaxolone (GNX) in CDD

Average Ganaxolone Levels Correlate with Seizure Reduction Loge percentage change in major motor seizure frequency was calculated as loge(percentage change + 100) 16 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Equivalent % Change in Major Motor Seizure Frequency Loge Percent Change Major Motor Seizure Frequency Percent Change in Major Motor Seizure Frequency • Logarithms of plasma GNX level and percentage change in major motor seizure frequency were negatively correlated • Patients in the Medium and High GNX level groups had an average GNX concentration of 120 ng/mL and a median 43% reduction in seizure frequency – Incidence of CNS-related adverse events was similar across GNX dose level groups

PCDH19 Related Epilepsy ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Biomarker Stratified Proof of Concept (POC) Study in PCDH19

VIOLET STUDY
PCDH19-Related Epilepsy



PCDH19
(all-patients)
n=21
Low Allo-S
Biomarker +
R
1:1
High Allo-S
Biomarker -
R
1:1
Placebo
Ganaxolone
Up to 600 mg 3x/day
Placebo
Ganaxolone
Up to 600 mg 3x/day
Ganaxolone
Up to 600 mg 3x/day
Primary efficacy analyses conducted using all patients
Pre-baseline Screening
Baseline
12 weeks
Titration
4 weeks
Maintenance
13 weeks
Titration
4 weeks
Open-Label Phase (52 weeks)
* not drawn to scale
Screening
Visit

Trial Details

- Ages 1-17 with 8 or more seizures in 8 weeks, failed 2 or more AEDs
- Completed double-blind portion of the trial with 21 patients
- Primary efficacy analysis based on change in seizure frequency in all patients
- Stratify patients into one of two biomarker groups based on baseline allopregnanolone sulfate levels and randomized (ganaxolone or placebo) within each stratum

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved
18

Ganaxolone Demonstrates Directional Improvement in Change in Seizure Frequency 90 80 70 60 (median) Ganaxolone 14.5 Placebo 17.7 50 40 30 20 10 0 Ganaxolone (n=10) Placebo (n=11) 19 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Percent Reduction in Primary Endpoint Seizure Frequency (per 28 days) Primary endpoint seizure types are defined as countable focal seizures with impaired awareness or generalized seizure with a clear motor component. Baseline Primary Endpoint 28-day Seizure Frequency p=0.17 61. 24.0% 5%

Ganaxolone Response Independent of Biomarker Status 20 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Percent Reduction in Primary Endpoint Seizure Frequency (per 28 days) Primary endpoint seizure types are defined as countable focal seizures with impaired awareness or generalized seizure with a clear motor component. No biomarker efficacy signal for greater seizure reduction with low Allo-S

Phase 2 Safety Summary

VIOLET STUDY
PCDH19-Related Epilepsy

	Placebo *(n=11)*	Ganaxolone *(n=10)*
Patients With Any Serious TEAE, n (%)	**5 (45.5)**	**1 (10.0)**
Total Serious TEAE events, n	**9**	**1**
Increased seizure frequency / seizure cluster	8	0
Cluster - atypical absence status epilepticus	1	0
Psychogenic nonepileptic seizures	0	1

TEAE: treatment emergent adverse event

*Patients in the placebo group had a higher frequency of hospitalizations during baseline

- Ganaxolone was generally well-tolerated
  - One GNX patient discontinued study due to an SAE which the investigator assessed as related to treatment
  - SAE was moderate in severity and included 24hr EEG monitoring which required hospitalization
- Treatment emergent serious adverse events were observed primarily in the placebo group

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 21

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

Tuberous Sclerosis Complex (TSC)

Cause	• Defect or mutation of *TSC1* and/or *TSC2* genes
Symptoms	• Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities
Incidence Prevalence	• 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.*
Treatments	• Despite available treatments, continued unmet medical need
Mechanistic Rationale	• Potential neurosteroid deficiency[1] • Pathophysiology may involve GABAergic dysfunction

MARINUS PHARMACEUTICALS

[1] diMichele, et al. *J. Neuro Neurosurg Psychiatry*, 2003
*Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2021 Marinus Pharmaceuticals. All Rights Reserved
| 23

TSC - Phase 2 Open-Label Clinical Trial Design

CALM STUDY

PART A			PART B
Baseline (4 Weeks)	**GNX Titration** (4 Weeks)	**GNX Maintenance** (8 Weeks)	**Open-Label Extension (OLE)** (24 Weeks) * Available to patients that respond to GNX as defined per protocol
Baseline Period	**Treatment Period**		**OLE Period**
Screening Visit	Baseline Treatment Visit		2-week taper upon GNX discontinuation (if not continuing to Part B)

- **n = Approx. 25**
- **8 U.S. sites**
- **Electronic diaries will be used for data capture**
- At least 8 seizures per month
- **Primary efficacy endpoint:** % change in 28-day primary seizure frequency through the end of 12-week treatment period relative to 4-week baseline period
- Patient enrollment to be completed March 2021
- **Top-line data expected Q3 2021**

Primary seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved
| 24

Proposed Phase 3 TSC Study Design Historical Data (if available) 8 weeks Titration 4 weeks Titration 4 weeks Baseline 4 weeks Maintenance 12 weeks Open-Label Phase Double-Blind Phase Open-Label Phase Trial Details ► Evaluates the use of oral ganaxolone in children and adults with seizures associated with TSC Global, double-blind, placebo-controlled clinical trial Aims to enroll ~160 total patients between the ages of 1 and 65 (1:1 randomization) Up to 60 sites, including ex-US (e.g., EU, Canada, Australia, Russia). Target start Q3 2021(Projected first patient enrolled in Q4) Primary Efficacy Endpoint ► Percent change in 28-day primary endpoint seizure frequency* * Primary endpoint seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable 25 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Formulation Development

Efforts to Improve Ganaxolone Exposure in Chronic Epilepsies

- **Dosing regimen:** Marigold Study was the first Phase 3 study of ganaxolone to evaluate three times a day (TID) dosing
  - Predicted pharmacokinetic (PK) curves for TID and two times a day (BID) dosing demonstrate increase trough GNX levels which may provide improved seizure control



TID dosing
BID dosing
Predicted GNX plasma concentration (ng/mL)
300
250
200
150
100
50
0
6:00 AM
12:00 PM
7:00 PM
Time of day

Dose regimen	C_{max} (ng/mL)	AUC_{0-24} (ng · h/mL)	% time (>100 ng/mL GNX)
TID	281	3763	**78**
BID	286	3135	**53**

- Support the continued study of ganaxolone TID dosing in other epilepsies
- **Formulation development:** new oral ganaxolone formulations in development that aim to improve PK properties to better achieve target ganaxolone levels

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 27

Ganaxolone Formulation Work in Progress for Second Generation Candidate Oral Dosing IV Dosing Step down IV to oral Pediatric Dosing 28 ©2021 Marinus Pharmaceuticals. All Rights Reserved I •Exploring opportunities to improve bioavailability and PK profile •Potential expansion into new indications and into new therapeutic areas •Targeting IV-to-oral step down for patients that may benefit from continued therapy

Commercial Opportunity ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Commercialization Preparedness Executing research with Payers and Physicians around TPP* / Value Proposition Identifying organizational needs for field resources, systems and processes Development plans to scale up access, scientific affairs and commercial teams Readying supply chain to support patient services, channel strategy and scale up needs Potential for operational leverage across indications *TPP – Target Product Profile 30 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Key Findings from Recently Conducted Market Research Show that Ganaxolone is Well Suited for Broad Clinical Adoption Across Indications

Mechanism of Action	Ganaxolone's extrasynaptic mechanism of action well understood and viewed as differentiable
TPP Reactions	Many HCPs are excited about the opportunity to use ganaxolone, especially for CDD, given favorable reactions to its efficacy and durability data, and safety profile
Primary Usage Drivers	• Disease-specific indication, response rate, and durability of response • Ability to be used with antiseizure medications across mechanisms (i.e., sodium channel blockers, GABA transmission inhibitors, cannabidiol) in refractory patients
Awareness	**Neurologists who treat both CDD and TSC patients had high awareness of ganaxolone**

MARINUS PHARMACEUTICALS

Source: ZS Associates Primary Research and Analysis (N=35 HCP Interviews)

©2021 Marinus Pharmaceuticals. All Rights Reserved
31

Status Epilepticus ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Status Epilepticus (SE): Definition and Epidemiology

SE is the second most common
neurologic emergency in the U.S.[1]
150,000 SE patients[2]

Background

- Prolonged continuous seizures
- Heterogenous patient population with various etiologies, including glioblastoma, vascular disease, encephalitis, drug or alcohol withdrawal or overdose
- Pre-existing epilepsy in less than half of SE cases
- Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality
- Becomes more treatment refractory with progression

MARINUS PHARMACEUTICALS

1. Anaethesia and Intensive Care Medicine. February 02. 2018. *Update on the management of status epilepticus*
2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus.* J Clin Neurophysiol. 1995; 12: 316-325

©2021 Marinus Pharmaceuticals. All Rights Reserved | 33

Goals of a New Therapy for the Treatment of SE



Medically induced Coma
Established Status Epilepticus (ESE)
Refractory Status Epilepticus (RSE)
Super Refractory Status Epilepticus (SRSE)
1st line
2nd line
3rd line
Benzodiazepine Administered
IV AED's (antiepileptic drugs)
IV GNX
IV Anesthetics

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved
| 34

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment



Synaptic
αβγ
Extrasynaptic
αβδ
Cl⁻
Cl⁻
phasic inhibition
tonic inhibition

Ganaxolone activates the extrasynaptic $GABA_A$ receptor, is associated with high brain concentrations, and delivers a rapid onset of action

Experimental PK – plasma and brain[1]



1500
1000
500
0
Concentration (ng/ml or ng/g)
Brain ganaxolone
Plasma ganaxolone
0
5
10
15
20
25
30
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 20 mg ganaxolone bolus (over 2 minutes):

C_{max} 1,240 ng/mL

T_{max} 0.08 hrs

Human PD – EEG changes[2]



110
100
90
80
70
60
50
40
30
BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
-60
-45
-30
-15
0
15
30
45
60
Time (min)

EEG bispectral index in healthy volunteers following IV ganaxolone

MARINUS PHARMACEUTICALS

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file. Marinus Pharmaceuticals, Inc.

©2021 Marinus Pharmaceuticals. All Rights Reserved

35

Phase 2 RSE Trial Design

Evaluate IV ganaxolone in refractory SE patients

SE Patients

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Screening → **Treatment Period** → **Post-treatment Follow-up**

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Cohort	Dose of GNX/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Goals of a new treatment

Rapid cessation

Maintenance of seizure control

Prevent progression to IV anesthetics

Limitations of current treatments

1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects

2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE

3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation

Secondary: Additional efficacy, safety and tolerability

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 36

Patient Demographics of Phase 2 Trial Mean age: 57 years old first-and-second line IV AEDs 37 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Mean # of failed (including benzodiazepines) 2.9 (range: 2-5) Mean # of failed 2nd-line IV AEDs • 2.1 (range: 1-4), all failed LEV or LAC • 14/17 patients failed two or more 2nd-line AEDs • All prior AEDs were administered within recommended dosing guidelines Etiologies 7 Vascular 4 Tumor 2 Autoimmune 2 Drug overdose 2 Unknown 17 patients enrolled 8 males, 9 females (range: 23-88) History of Epilepsy 7 (41%) yes, 10 (59%) no Types of SE 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE→NCSE

Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free through 24 hours from infusion initiation (investigator determination) No SE Relapse at anytime during the 4-wk follow up period Cohort Data presented at AES 2019 AEDs – antiepileptic drugs 38 ©2021 Marinus Pharmaceuticals. All Rights Reserved I High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes)

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieves Target Range
≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose
< 500 ng/mL
"Low" dose
< 500 ng/mL
"High" dose
< 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX
initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

MARINUS PHARMACEUTICALS

Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic

©2021 Marinus Pharmaceuticals. All Rights Reserved
| 39

IV Ganaxolone Safety Summary •9 severe (respiratory depression, death due to Intubation: 9 patients were not intubated upon enrollment. Of these, 6 remained intubation-free during the entire ganaxolone treatment period Data presented at AES 2019 AE: adverse event / SAE: serious adverse event 40 ©2021 Marinus Pharmaceuticals. All Rights Reserved I 50 AEs in 16 patients 13 related in 7 patients •6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) •5 moderate (4 somnolence; 1 hypercarbia) •2 severe (2 sedation) 37 not-related in 12 patients •20 mild •8 moderate (2 pain; 2 pneumonia, 2 dysphagia, •1 delirium, 1 hypertension) withdrawal of support, sepsis, embolic stroke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 10 SAEs in 6 patients (also included in AEs) 2 related in 2 patients •2 severe sedation 8 non-related in 4 patients •1 Death due to withdrawal of life support - 1 Respiratory depression •1 Bowel perforation (fatal) •1 Sepsis (fatal) •1 Fall - 1 Loss of consciousness - 1 Pneumothorax - 1 Multiple fracture

Overview of U.S. Phase 3 RSE RAISE Trial Design • Status epilepticus patients (n=124) who have failed benzodiazepines and ≥ 2 IV AEDs Co-primary endpoints 41 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Trial design • Randomized, placebo-controlled (adjunctive to standard-of-care) clinical trial Target patient population • 36-hour infusion followed by a 12-hour taper (48-hour treatment) Dosing • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours • Proportion of participants with SE cessation within 30 minutes of study drug initiation without medications for the acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following study drug initiation • No progression to IV anesthesia for 24 hours off study drug (i.e., 72 hours) • Time to SE cessation Secondary endpoints • Healthcare utilization metrics (eg, length of stay, # of days in the ICU) • Functional outcomes • Safety measures

RSE Phase 3 RAISE Clinical Planning Phase 3 Target Plasma Concentration S C R E E N I N G Continuous Infusion Dose Initiation (Time 0) 42 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Trial Overview •1:1 randomized, double-blind, placebo-controlled trial •Failure of a benzodiazepine and 2 second-line IV AEDs •3-minute bolus, 36-hour infusion, 12-hour t4a2per •Approx. 125 randomized patients •80-100 sites Treatment Period Follow-up Period Daily Hours 0 -24 Bolus dose Day 2 Hours 24-36 Hours 36-48 Continuous Infusion Daily 24-120 hours Infusion Taper Weeks 1,2,3 & 4 Taper Treatment is planned to be 2 days (including a 12-hour taper). Currently recruiting patients Topline data expected 1H 2022

RAISE Trial Sites Standard of Care Progression to IV Anesthesia Surveyed PI’s at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd-line IV AEDs ► population Of those that escalate to 3rd-line IV anesthesia, they do so in ~2.5 hours median following failure of the second 2nd-line IV AED Patients with non-convulsive status epilepticus (NCSE) 43 ©2021 Marinus Pharmaceuticals. All Rights Reserved I ear unmet medical need in patients that fail two or more 2nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co-primary Tr ial

BARDA Contract – Refractory Status Epilepticus Key Contract Parameters BARDA to contribute $21 million in base contract to support the Phase 3 RAISE clinical trial in RSE and preclinical studies of ganaxolone in nerve agent exposure animal models. ► BARDA may contribute up to an additional $30 million in support of manufacturing, supply chain, clinical, regulatory and toxicology activities based on favorable clinical and pre-clinical outcomes. ► Total contract value = $84 million; $51 million BARDA / $33 million Marinus - if all options are undertaken. ► On successful development, BARDA and Marinus may negotiate for a supply of ganaxolone for a potential response to nerve gas exposure threats. ► 44 ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Commercial Opportunity ©2021 Marinus Pharmaceuticals. All Rights Reserved I

Quantifying the Significant Clinical and Economic Burden of RSE The Phase 3 trial of ganaxolone in refractory SE aims to demonstrate rapid onset of action capable of preventing escalation to IV anesthetics, and downstream associated clinical outcomes Treatment with IV anesthetics has been reported to lead to increased length of hospital admission and risk of infections, new disability, and death1-3 $ $ Pharmacoeconomic opportunity to quantify cost of care and characterize clinical outcomes based on treatment progression to IV anesthetics 1 Sutter R et al. 2014 Neurology 2 Hawkes MA et al. 2019 Crit. Care Med. 3Marchi NA et al. 2015 Crit. Care Med. 46 ©2021 Marinus Pharmaceuticals. All Rights Reserved I To support value-based economics / approach will be a key tool with reimbursement experts

High Cost of Care Currently Associated with RSE Population Ganaxolone may provide an opportunity to reduce hospital costs and save lives by altering how medicine is practiced Clinical Outcomes Utilization and Cost Outcomes (≥ 1 IV (≤ 1 IV AED) (> 1 IV AED) (100) 0.2 0.2 0.4 infectionŦ (%) Manuscript in preparation ©2021 Marinus Pharmaceuticals. All Rights Reserved *Indicates p<0.05 across all pairwise comparisons ŦIndicates p<0.05 C1 or C2 vs. C3 47 I Marinus estimates that safe and effective therapeutics that prevent progression to SRSE (i.e., treatment with IV anesthetics) may reduce mortality rates and hospital costs Metric Cohort 1 Cohort 2 Cohort 3 All anesthetic) Unique RSE patient encounter,14,69410,14019,154 N (%)(33.4)(23.1)(43.5) 43,988 Discharge disposition (%) Expired*4.66.318.9 11.2 Hospital-acquired condition (%Y)14.019.423.1 19.2 Catheter-associated UTI (%)12.017.418.3 16.0 2.8 Miscellaneous infectionŦ (%)1.61.74.3 Vascular catheter-associated 0.3 Mechanical ventilator -associated complication (%)0.20.21.6 0.8 Metric Cohort 1 Cohort 2 Cohort 3 All (≤ 1 IV AED) (> 1 IV AED) (≥ 1 IV anesthetic) Unique RSE patient encounter,14,69419,154 N (%)(33.4)10,140 (23.1)(43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean*4.77.212.0 8.4 5 Median*348 ICU LOS (for ICU patients only) Mean*2.73.16.6 5.4 3 Median*224 Total hospital cost* ($USD) Mean*$11,532$18,328$41,858 $26,304 $13,201 Median*$6,812$10,592$24,105

Additional Commercial Opportunities Along SE Continuum

Potential to leverage future hospital sales force to address > 3x patient population in ESE & SRSE



Established Status Epilepticus (ESE)
ESETT
Refractory Status Epilepticus (RSE)
Ganaxolone
Medically induced Coma
Super Refractory Status Epilepticus (SRSE)
1st line
Benzodiazepine Administered
Failure of benzodiazepine
2nd line
IV AED's
Failure of ≥ 1 IV AEDs
3rd line
IV Anesthetics
Failure of anesthetic wean
1st line
150,000 Pts/Year[1]
ESE
75,000 Pts/Year[2]
RSE
35,000 Pts/Year[3]
SRSE
10,000 Pts/Year[3]

MARINUS PHARMACEUTICALS

1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus.* J Clin Neurophysiol. 1995; 12: 316-325
2. Kapur et al. *Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13.*
3. Rossetti and Lowenstein. *Management of refractory status epilepticus in adults* Lancet Neurol. 2011 Oct; 10(10): 922-930

©2021 Marinus Pharmaceuticals. All Rights Reserved | 48

Established Status Epilepticus – Potential Use of Ganaxolone in Emergency Room Room 49 ©2021 Marinus Pharmaceuticals. All Rights Reserved I • Unique Environment: -No EEG -Risk of rapid escalation of care -Convulsive patients: new dosing paradigm – bolus and short infusion time (2-24 hours) Emergency Tertiary Center ICU ICU

Established Status Epilepticus – Potential Use of Ganaxolone in Emergency Room

Proposed ESE Clinical Trial Design


Pilot: N = 4-5 per cohort
Failed benzodiazepine
Open
Bolus
IV ganaxolone infusion
Standard of care IV AED
Blinded: N = 40 per arm
Failed benzodiazepine
1:1
Bolus
IV ganaxolone:
Placebo bolus
Placebo
Standard of care IV AED
Screening
Randomization
Double-blind treatment (2-24h)
<30 min
2-24h

- Not enough time for consent
  - Exception from Informed Consent (EFIC) / Community consent activities
- First patient expected to be enrolled in 1H of 2022

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved | 50

Intellectual Property

Multiple Layers Of Potential Protection

Patent/Patent Applications	Expiration Date
IV formulations containing exclusively in-licensed proprietary Captisol® product	2033
SE – patent application pending on IV formulations and methods of use	2036
SE – patent application pending on clinical treatment regimen	2040
Oral Formulations – nanoparticulate formulations (2026 + up to 5 Year PTE)	2031
CDD & PCDH19 – patent application pending on methods of use, patient stratification	2038
TSC – patent application pending on methods of use	2040
Oral Formulations containing cyclodextrin	2042

Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in US and EU, respectively.
Orphan drug designation for SE provides 7 years regulatory exclusivity in US.

MARINUS PHARMACEUTICALS

©2021 Marinus Pharmaceuticals. All Rights Reserved I 52

Thank You

Subject Baseline Demographics & Country Enrollment in Marigold Study (CDD) 42 US 15 14 10 IT RU PL UK 7 6 6 1 FR AU IL 54 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Demographic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Age, median 7.0 5.0 6.0 Gender, n (%) Male 10 (19.6) 11 (22.0) 21 (20.8) Female 41 (80.4) 39 (78.0) 80 (79.2) Ethnicity, n (%) Hispanic or Latino 6 (11.8) 4 (8.0) 10 (9.9) Not-Hispanic or Latino 43 (84.3) 44 (88.0) 87 (86.1) Unknown 1 (2.0) 1 (2.0) 2 (2.0) Not reported 1 (2.0) 1 (2.0) 2 (2.0) Race, n (%) White 47 (92.2) 46 (92.0) 93 (92.1) Asian 3 (5.9) 2 (4.0) 5 (5.0) Other 1 (2.0) 2 (4.0) 3 (3.0)

Responder Analysis – Marigold Study 55 ©2021 Marinus Pharmaceuticals. All Rights Reserved I Percent Reductions in Major Motor Seizure Frequency

Unmet Need in TSC Epilepsy and Scientific Rationale for Ganaxolone

- Epilepsy present in ~90% of individuals affected with TSC[1]
- Existing treatments fail to control seizures in ~60% of individuals with TSC-associated epilepsy[2]
- Uncontrolled seizures, especially early in life, may lead to developmental delays and cognitive dysfunction

Clear need to evaluate treatments with a differentiated mechanism of action

Data generated in collaboration with the TS Alliance and utilization of their biosample repository



Patients aged 1-14
Allopregnanolone-Sulfate
(ng mL⁻¹)
0
1
2
3
4
5
6
TSC
Control
mean + SEM


SHORT REPORT

GABA$_A$ receptor active steroids are altered in epilepsy patients with tuberous sclerosis

F di Michele, M Verdecchia, M Dorofeeva, L Costamagna, G Bernardi, P Curatolo, E Romeo

J Neurol Neurosurg Psychiatry 2003;74:667–670

1. Canevini MP et al 2018 Am J of Med Genetics_ Current concepts on epilepsy management in TSC.
2. ChuShore CJ et al Epilepsia_The natural history of epilepsy in TSC.

©2021 Marinus Pharmaceuticals. All Rights Reserved
56

Details on Baseline Patient Characteristics for Phase 2 SE Trial

Patient	Dosing Cohort	Etiology	History of Epilepsy	Type of SE	Failed Antiseizure Medications Prior to GNX*	Dose of Last IV AED Administered Prior to GNX (Recommended Dose)
1	Low	Vascular	No	NCSE	**LAC**, LEV	200mg (200-600mg)
2	Low	Unknown	Yes	NCSE	fPHT, **LEV**	1,000mg (1000-3000mg)
3	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
4	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
5	Low	Tumor	No	CSE	LOR, LAC, **LEV**	2,000mg (1000-3000mg)
6	Medium	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
7	Medium	Drug Overdose / Withdrawal	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
8	Medium	Unknown	Yes	CSE → NCSE	LOR, LAC, **LEV**	1,000mg (1000-3000mg)
9	Medium	Tumor	Yes	NCSE	LAC, LEV, **PHT**	200mg (100mg)
10	Target	Vascular	Yes	CSE	LOR, **LAC**, VPA	400mg (200-600mg)
11	Target	Drug Overdose / Withdrawl	No	CSE	LOR, **LAC**, LEV	400mg (200-600mg)
12	Target	Tumor	Yes	NCSE	LOR, LEV, **VPA**	700mg (1000-3000mg)
13	Target	Autoimmune	No	NCSE	LOR, **LEV**	1,000mg (1000-3000mg)
14	Target	Vascular	No	NCSE	LOR, **LAC**, LEV, PHT	200mg (200-600mg)
15	Target	Vascular	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
16	Target	Tumor	No	NCSE	LOR, **LAC**, LEV	400mg (200-600mg)
17	Target	Autoimmune	No	NCSE	LOR, fPHT, **LAC**, LEV, VPA	200mg (200-600mg)

NCSE: Non-convulsive status epilepticus

CSE: Convulsive status epilepticus

LAC: Lacosamide

LEV: Levetiracetam

LOR: Lorazepam

PHT: Phenytoin

fPHT: Fosphenytoin

VPA: Valproic Acid

MARINUS PHARMACEUTICALS

*Bolded, underlined **IV AED's** were the last ones administered prior to GNX

©2021 Marinus Pharmaceuticals. All Rights Reserved

57

Potential Launch Into the Hospital Setting Designed to be Driven by Data, Customer Collaboration & Protocolization of Ganaxolone in RSE Critical Success Factors for RSE Launch Clinical and Economic Evidence Access Society Guideline & Account Protocol Inclusion Experienced Hospital Sales Force • Phase 3 data to support clinical adoption and budget model • Clear clinical benefit eg, SE cessation, IV escalation • Economic advantage – LOS*, ICU duration, clinical outcomes • Early engagement with hospital stakeholders to best understand and frame value proposition • Determine formulary process and requirements • Reimbursement, logistics and operational processes • Identify, navigate and influence unique hospital decision makers • Educate and generate customer usage data • Collaborate internally to protocolize usage and translate success • Partner with KOLs and societies to update RSE treatment guidelines • Collaborative approach to protocol augmentation with health systems and local hospitals Compelling Clinical and HEOR* Data C-Suite, Pharmacy, & Admin Engagement Clinical Adoption Pull-Through *LOS – Longer length of stay *HEOR – Health economics and outcomes research 58 ©2021 Marinus Pharmaceuticals. All Rights Reserved I